EXHIBIT  10.6

                               FIRST AMENDMENT TO
                       ALAN G. BRANT EMPLOYMENT AGREEMENT
                               Dated April 1, 1985


               WHEREAS, Alan G. Brant ("Executive") entered into an employment agreement with The Second National Bank of Warren ("Bank") as of April 1, 1985; and

               WHEREAS, such employment agreement was assigned to Second Bancorp, Incorporated ("Company") on February 10, 1987; and

               WHEREAS, paragraph 17 provides that said agreement may be amended by a writing signed by Executive and the Company, which is specifically authorized and ratified by the Board of Directors of the Company.

               NOW, THEREFORE, be it resolved that the Alan G. Brant Employment Agreement, made as of April 1, 1985, be and the same hereby is amended as follows:

               1. Amending the first sentence of paragraph 2, "Term", to read as follows:

               "Term. The Bank hereby agrees to employ Executive, and Executive hereby agrees to accept employment by the Bank for a period of ten (10) years (the "Employment Period") commencing on the Employment Date."

               IN WITNESS WHEREOF, Alan G. Brant and Second Bancorp, Incorporated, by its duly authorized officers, have caused this First Amendment to the Alan G. Brant Employment Agreement to be effective as of the 8th day of November, 1988, and executed this 30th day of December, 1988.


Signed and acknowledged
in the presence of:


s/Diane C. Bastic                           s/Alan G. Brant
-----------------------------------         ---------------
                                                   Alan G. Brant
                                                   SECOND BANCORP, INCORPORATED



s/Pamela R. Anderson                        By:  s/John L. Pogue
-----------------------------------         --------------------

                                                   Its:  Secretary

EXHIBIT  10.6

                               SECOND AMENDMENT TO
                       ALAN G. BRANT EMPLOYMENT AGREEMENT
                               DATED APRIL 1, 1985


               WHEREAS, Alan G. Brant ("Executive") entered into an employment agreement with The Second National Bank of Warren ("Bank") as of April 1, 1985; and

               WHEREAS, such employment agreement was assigned to Second Bancorp, Incorporated ("Company"), on February 10, 1987; and

               WHEREAS, such employment agreement was amended on December 30, 1988; and

               WHEREAS, paragraph 17 provides that said agreement may be amended by a writing signed by Executive and the Company, which is specifically authorized and ratified by the Board of Directors of the Company;

               NOW, THEREFORE, be it resolved, that the Alan G. Brant Employment Agreement, made as of April 1, 1985, and amended December 30, 1988, be and the same hereby is amended as follows:

               1. Amending the first sentence of paragraph 2, "Term", to read as follows:

               "Term. The Bank hereby agrees to employ Executive, and Executive hereby agrees to accept employment by the Bank for a period of twelve (12) years (the "Employment Period") commencing on the Employment Date."

               2. In all other respects, the Alan G. Brant Employment Agreement dated April 1, 1985, is hereby ratified and confirmed.

               IN WITNESS WHEREOF, Alan G. Brant and Second Bancorp, Incorporated, by its duly authorized officers, have caused this Second Amendment to the Alan G. Brant Employment Agreement to be effective as of the 25th day of August, 1992, and executed this 25th day of August, 1992.

Signed and acknowledged
in the presence of:

s/Linda S. Riddle                           s/Alan G. Brant
-----------------------------------         ---------------
                                                   Alan G. Brant
                                                   SECOND BANCORP, INCORPORATED


s/Linda S. Riddle                           By:  s/John L. Pogue
-----------------------------------              ---------------

                                                   Its:  Secretary

EXHIBIT  10.6


                               THIRD AMENDMENT TO
                       ALAN G. BRANT EMPLOYMENT AGREEMENT
                               DATED APRIL 1, 1985


               WHEREAS, Alan G. Brant ("Executive") entered into an employment agreement with The Second National Bank of Warren ("Bank") as of April 1, 1985; and

               WHEREAS, such employment agreement was assigned to Second Bancorp, Incorporated ("Company"), on February 10, 1987; and

               WHEREAS, such employment agreement was amended on December 30, 1988, and on August 25, 1992; and

               WHEREAS, paragraph 17 provides that said agreement may be amended by a writing signed by Executive and the Company, which is specifically authorized and ratified by the Board of Directors of the Company;

               NOW, THEREFORE, be it resolved, that the Alan G. Brant Employment Agreement, made as of April 1, 1985, and amended December 30, 1988, and August 25, 1992, be and the same hereby is amended as follows:

               1. Amending the first sentence of paragraph 2, "Term", to read as follows:

               "Term. The Bank hereby agrees to employ Executive, and Executive hereby agrees to accept employment by the Bank for a period of fourteen (14) years (the "Employment Period") commencing on the Employment Date."

               2. In all other respects, the Alan G. Brant Employment Agreement dated April 1, 1985, is hereby ratified and confirmed.

               IN WITNESS WHEREOF, Alan G. Brant and Second Bancorp, Incorporated, by its duly authorized officers, have caused this Third Amendment to the Alan G. Brant Employment Agreement to be executed this _____ day of _______________, 1995.

Signed and acknowledged
in the presence of:



---------------------------------           ------------------------------------
                                                   Alan G. Brant
                                                   SECOND BANCORP, INCORPORATED


                                            By:
-----------------------------------            ---------------------------------

                                                   Its:
                                                       -------------------------



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